Exhibit 99.2

                     PCFII Mortgage Loan Purchase Agreement

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (PCFII LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of August 1, 2007, between Principal Commercial Funding II, LLC (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2007, between the Purchaser, as depositor, Capmark Finance Inc., as Capmark Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer and DC Hilton Special Servicer, Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), as General Special Servicer, Wells Fargo Bank, National Association, as Trustee and Custodian, and U.S. Bank National Association, as Paying Agent, Certificate Registrar and Authenticating Agent. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class A-M and Class A-J Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., RBC Capital Markets Corporation and Greenwich Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated August 9, 2007 (the "Underwriting Agreement"), and the Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated August 9, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 22, 2007, as supplemented by a Prospectus Supplement dated August 9, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of August 9, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of August 2007. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $423,394,444. The sale of the Mortgage Loans shall take place on August 23, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price in the Bill of Sale. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, with the understanding that a Servicing Rights Purchase Agreement, dated August 23, 2007, will be executed by the Seller and the Capmark Master Servicer, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Custodian on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 4 in favor of the Trustee, the applicable Master Servicer and the applicable Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the applicable Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the applicable Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Custodian on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Custodian on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee (or delivered to the Custodian on the Trustee's behalf) on behalf of the Trust with a copy to be held by the applicable Primary Servicer (or Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or Master Servicer) on behalf of the Trustee, with a copy to be held by the Custodian on behalf of the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the applicable Special Servicer to such party as such Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Custodian on behalf of the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Custodian on behalf of the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Custodian on behalf of the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the applicable Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the applicable Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by such Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the applicable Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the applicable Primary Servicer shall be deemed a delivery to the applicable Master Servicer and satisfy Seller's obligations under this sub-paragraph. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the applicable Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Custodian (on behalf of the Trustee) or the applicable Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the applicable Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the applicable Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the applicable Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the applicable Master Servicer or Primary Servicer, if applicable, with any additional information identified by such Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization, limited liability company operating agreement or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of August 9, 2007, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement as of the Time of Sale (as defined in the Indemnification Agreement) (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (viii) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (ix) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (x) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (xi) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (xii) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (xiii) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (xiv) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (xv) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian on behalf of the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, the applicable Master Servicer shall, and the applicable Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to
Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Document Defect or Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and
(y) 75%. The determination of the applicable Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to such Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the applicable Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the applicable Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the applicable Master Servicer or the applicable Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to
Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the applicable Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the applicable Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the applicable Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the applicable Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Loan Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of organization, limited liability company operating agreement and by-laws.

            (d) A certificate of existence for the Seller from the Secretary of State of Delaware dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under Delaware law and has full corporate or organizational power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate and limited liability company laws of the State of Delaware and the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
3.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated August 9, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee the disclosure required as to the Seller itself including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any such event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended (as to which, in each case, the Purchaser shall give notice to the Seller. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Anthony Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Principal Commercial Funding II, LLC, 801 Grand Avenue, Des Moines, Iowa 50392,
Attention: Patricia Bailey (with a copy to the attention of Leanne S. Valentine, Esq., 801 Grand Avenue, Des Moines, Iowa 50392).

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                       PRINCIPAL COMMERCIAL FUNDING II, LLC


                                       BY: PRINCIPAL REAL ESTATE INVESTORS,
                                       LLC, as its Manager


                                       By: /s/ Patricia A. Bailey
                                           -------------------------------------
                                           Name: Patricia A. Bailey
                                           Title: Director of Finance


                                       By: /s/ Bryon D. Carson
                                           -------------------------------------
                                           Name: Bryon D. Carson
                                           Title: Managing Director


                                       MORGAN STANLEY CAPITAL I INC.


                                       By: /s/ Anthony J. Sfarra
                                           -------------------------------------
                                           Name: Anthony J. Sfarra
                                           Title: Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

APPENDIX II

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS


Mortgage Loan No.   CMSA Loan No.   CMSA Property No.   Mortgage Loan Seller(1)
-----------------   -------------   -----------------   -----------------------
                3               3   3-001               PCF II
                8               8   8-001               PCF II
               30              30   30-001              PCF II
               33              33   33-001              PCF II
               37              37   37-001              PCF II
               42              42   42-001              PCF II
               46              46   46-001              PCF II
               47              47   47-001              PCF II
               53              53   53-001              PCF II
               58              58   58-001              PCF II
               59              59   59-001              PCF II
               66              66   66-001              PCF II
               80              80   80-001              PCF II
               83              83   83-001              PCF II
               89              89   89-001              PCF II
                               90
               90                   90-001              PCF II
               90                   90-002              PCF II
               90                   90-003              PCF II
               90                   90-004              PCF II
               94              94   94-001              PCF II
               96              96   96-001              PCF II
               98              98   98-001              PCF II
              101             101   101-001             PCF II
              102             102   102-001             PCF II
              104             104   104-001             PCF II
              108             108   108-001             PCF II
              111             111   111-001             PCF II
              112             112   112-001             PCF II
              113             113   113-001             PCF II
              117             117   117-001             PCF II
              118             118   118-001             PCF II
              120             120   120-001             PCF II
              122             122   122-001             PCF II
              125             125   125-001             PCF II
              126             126   126-001             PCF II
              127             127   127-001             PCF II
              129             129   129-001             PCF II
              130             130   130-001             PCF II
              131             131   131-001             PCF II
              132             132   132-001             PCF II
              133             133   133-001             PCF II
              134             134   134-001             PCF II

Mortgage Loan No.   Property Name(2)                          Loan Group   Cross-Collateralization(2)   Original Balance
-----------------   ---------------------------------------   ----------   --------------------------   ----------------
                3   717 Texas Avenue                                   1   No                               $160,000,000
                8   Royal Centre                                       1   No                                $77,000,000
               30   Broadstone Ladera Apartments                       2   No                                $18,000,000
               33   West Wind Landing Apartments                       2   No                                $14,880,000
               37   Palmetto Health Parkridge                          1   No                                $13,500,000
               42   Camden Taravue Apartments                          2   No                                $11,860,000
               46   Summit Medical Center                              1   No                                $10,545,000
               47   210 Adrian Road                                    1   No                                $10,500,000
               53   Market Pointe I                                    1   No                                $10,100,000
               58   Magnolia Villas Apartments                         2   No                                 $9,040,000
               59   190 Jony Drive                                     1   No                                 $9,040,000
               66   Hampton Inn                                        1   No                                 $7,800,000
               80   720 Paularino Avenue                               1   No                                 $4,560,000
               83   Coral Desert Health Center                         1   No                                 $4,400,000
               89   23041-71 Antonio Parkway                           1   No                                 $4,000,000
                    Triarch Portfolio Roll-Up                                                                 $3,850,000
               90   Triarch Burger King (X)                            1   No                                 $1,170,000
               90   Triarch Checkers (Wilton Manors) (X)               1   No                                 $1,010,000
               90   Triarch Checkers (Pinnellas Park) (X)              1   No                                   $873,000
               90   Triarch Taco Bell (X)                              1   No                                   $797,000
               94   58 Grant Avenue                                    1   No                                 $3,440,000
               96   Blair House Apartments                             2   No                                 $3,400,000
               98   Heritage Plaza                                     1   No                                 $3,400,000
              101   Roundy's Supermarket                               1   No                                 $3,250,000
              102   Hanover Village MHP                                2   No                                 $3,200,000
              104   Dolly Creek                                        1   No                                 $3,100,000
              108   20 Aquarium                                        1   No                                 $3,000,000
              111   Sandalfoot Plaza                                   1   No                                 $2,900,000
              112   Academy Crossing                                   1   No                                 $2,900,000
              113   1151 Azalea Garden Road                            1   No                                 $2,900,000
              117   Arrowhead Shops Shopping Center                    1   No                                 $2,750,000
              118   3950 and 3970 North Las Vegas Boulevard            1   No                                 $2,600,000
              120   11100 Westlake Drive                               1   No                                 $2,500,000
              122   Buellton Town Plaza                                1   No                                 $2,300,000
              125   American Safe 'N' Sound                            1   No                                 $2,000,000
              126   5770-5780 Uplander Way                             1   No                                 $1,750,000
              127   The Ridge At White Oaks Apartments                 2   No                                 $1,700,000
              129   The Kirby Shopping Center                          1   No                                 $1,450,000
              130   MidPoint Plaza                                     1   No                                 $1,450,000
              131   Hillandale Medical Office Building                 1   No                                 $1,300,000
              132   8418 East 171st Street                             1   No                                 $1,180,000
              133   Sunset Plaza Shopping Center                       1   No                                 $1,080,000
              134   4125 & 4145 West Dewey Drive                       1   No                                 $1,000,000

Mortgage Loan No.   Cut-Off Date Balance(3)   NOI DSCR(4)   NCF DSCR(4)   Cut-Off Date LTV    Balloon LTV
-----------------   -----------------------   -----------   -----------   ----------------    -----------
                3              $160,000,000          1.32          1.23               67.9%          67.9%
                8               $77,000,000          1.56          1.39               74.7%          74.7%
               30               $18,000,000          1.54          1.48               75.9%          75.9%
               33               $14,880,000          1.44          1.15               79.7%          74.5%
               37               $13,500,000          1.70          1.20               70.0%          63.1%
               42               $11,860,000          1.58          1.17               79.7%          75.6%
               46               $10,545,000          1.47          1.16               77.5%          70.4%
               47               $10,500,000          1.52          1.25               73.4%          64.7%
               53               $10,029,856          1.47          1.37               46.7%           1.0%
               58                $9,040,000          1.44          1.15               78.3%          73.3%
               59                $9,040,000          1.31          1.23               78.6%          72.2%
               66                $7,774,052          1.90          1.73               51.7%           1.1%
               80                $4,556,260          1.25          1.20               64.6%          55.0%
               83                $4,400,000          1.65          1.50               60.9%          52.2%
               89                $3,995,646          2.55          2.42               38.1%          31.5%
                                 $3,850,000          1.81          1.39               62.6%          56.7%
               90                $1,170,000          1.81          1.39               62.6%          56.7%
               90                $1,010,000          1.81          1.39               62.6%          56.7%
               90                  $873,000          1.81          1.39               62.6%          56.7%
               90                  $797,000          1.81          1.39               62.6%          56.7%
               94                $3,437,020          1.21          1.15               78.1%          66.1%
               96                $3,400,000          3.56          2.88               34.9%          31.0%
               98                $3,397,032          1.44          1.41               69.3%          58.6%
              101                $3,247,299          1.32          1.24               73.8%          62.8%
              102                $3,197,277          1.17          1.15               79.9%          67.8%
              104                $3,100,000          1.57          1.25               70.5%          68.0%
              108                $2,997,408          1.33          1.23               73.1%          61.9%
              111                $2,897,403          2.24          1.99               27.0%          22.7%
              112                $2,894,730          1.81          1.64               52.6%          44.9%
              113                $2,860,494          1.53          1.36               36.2%           0.8%
              117                $2,744,677          1.27          1.17               69.8%           2.3%
              118                $2,600,000          1.68          1.29               57.3%          50.9%
              120                $2,497,823          1.45          1.30               64.0%          54.2%
              122                $2,300,000          2.12          1.69               48.6%          45.5%
              125                $1,979,615          1.79          1.74               31.9%           0.7%
              126                $1,748,546          1.76          1.65               41.6%          35.4%
              127                $1,700,000          1.62          1.27               61.8%          57.9%
              129                $1,444,264          1.30          1.22               68.8%           2.4%
              130                $1,423,200          1.95          1.83               26.9%           0.6%
              131                $1,300,000          1.38          1.27               61.9%          52.7%
              132                $1,178,526          1.29          1.24               73.7%          57.5%
              133                $1,079,131          1.58          1.20               71.9%          61.4%
              134                  $999,186          2.88          2.69               27.8%          23.7%

Mortgage Loan No.   Street Address                            City                     State   Zip Code
-----------------   ---------------------------------------   ----------------------   -----   --------
                3   717 Texas Avenue                          Houston                  TX         77002
                8   11575, 11475, and 11700 Great Oaks Way    Alpharetta               GA         30022
               30   6101 Sequoia Road NW                      Albuquerque              NM         87120
               33   450 Johnny Mercer Boulevard               Savannah                 GA         31410
               37   190 Parkridge Drive                       Columbia                 SC         29212
               42   3975 Taravue Lane                         St. Louis                MO         63125
               46   7509 & 7515 SR 52                         Hudson                   FL         34667
               47   210 Adrian Road                           Millbrae                 CA         94030
               53   15104-15310 East Indiana Avenue           Spokane Valley           WA         99216
               58   205 West Montgomery Cross Road            Savannah                 GA         31406
               59   190 Jony Drive                            Carlstadt                NJ         07072
               66   800 Phillips Lane                         Louisville               KY         40209
               80   720 Paularino Avenue                      Costa Mesa               CA         92626
               83   1424 East Foremaster Drive                St. George               UT         84790
               89   23041-71 Antonio Parkway                  Rancho Santa Margarita   CA         92688

               90   6785 Commonwealth Avenue                  Jacksonville             FL         32254
               90   590 East Oakland Park Boulevard           Wilton Manors            FL         33334
               90   8199 US Highway 19 North                  Pinnellas Park           FL         33781
               90   7867 Adairsville Highway 140              Adairsville              GA         30103
               94   58 Grant Avenue                           Carteret                 NJ         07008
               96   218 South Street                          Morristown               NJ         07960
               98   45995 & 45999 Regal Plaza                 Sterling                 VA         20615
              101   1850 Plover Road                          Plover                   WI         54467
              102   202 Jacobstown-New Egypt Road             Wrightstown              NJ         08562
              104   2409 Acton Road                           Birmingham               AL         35243
              108   20 Aquarium Drive                         Secaucus                 NJ         07094
              111   22973 & 23057 State Road 7                Boca Raton               FL         33428
              112   3282 Academy Avenue                       Portsmouth               VA         23703
              113   1151 Azalea Garden Road                   Norfolk                  VA         23502
              117   302-342 Dussel Drive                      Maumee                   OH         43537
              118   3950 and 3970 North Las Vegas Boulevard   Las Vegas                NV         89115
              120   11100 Westlake Drive                      Charlotte                NC         28273
              122   175 & 225 McMurray Road                   Buellton                 CA         93427
              125   1800 Prime Place                          Hauppauge                NY         11788
              126   5770-5780 Uplander Way                    Culver City              CA         90230
              127   123 Ridge Court                           Newnan                   GA         30265
              129   5802 Kirby Drive                          West University Place    TX         77005
              130   812-836 5th Avenue                        Redwood City             CA         94063
              131   6085 Hillandale Drive                     Lithonia                 GA         30058
              132   8418 East 171st Street                    Belton                   MO         64012
              133   100 East Sunset Drive                     Monroe                   NC         28112
              134   4125 & 4145 West Dewey Drive              Las Vegas                NV         89118

Mortgage Loan No.   Property Type                    Property Sub-Type                Units/SF   Year Built    Year Renovated
-----------------   ------------------------------   ------------------------------   --------   -----------   --------------
                3   Office                           Urban                             696,421          2003   NAP
                8   Office                           Suburban                          623,060   1998-2000     NAP
               30   Multifamily                      Garden                                280          1985   2003-2004
               33   Multifamily                      Garden                                192          1984   NAP
               37   Office                           Medical                            88,766          2003   NAP
               42   Multifamily                      Garden                                304          1974   NAP
               46   Office                           Medical                            49,925   2000-2004     NAP
               47   Self Storage                     Self Storage                       82,425          1980             1995
               53   Retail                           Anchored                          111,836          1997   NAP
               58   Multifamily                      Garden                                144          1986   NAP
               59   Industrial                       Warehouse                         102,292   1969/1975               2000
               66   Hospitality                      Limited Service                       130          1995   NAP
               80   Office                           Medical                            15,000          1981   1998-2001
               83   Office                           Medical                            39,230          2007   NAP
               89   Retail                           Unanchored                         32,236          1996   NAP

               90   Retail                           Free Standing                       2,861          2002   NAP
               90   Retail                           Free Standing                         819          1993   NAP
               90   Retail                           Free Standing                         856          2003   NAP
               90   Retail                           Free Standing                       2,100          1996   NAP
               94   Industrial                       Warehouse                          50,000          1972   2003-2004
               96   Multifamily                      Mid Rise                               76          1965   NAP
               98   Retail                           Shadow Anchored                    11,102          2007   NAP
              101   Retail                           Free Standing                      43,761          1999   NAP
              102   Manufactured Housing Community   Manufactured Housing Community        102          1980   NAP
              104   Retail                           Unanchored                         25,200          1997   NAP
              108   Industrial                       Light                              48,000          1975   NAP
              111   Retail                           Anchored                           72,066   1975 / 1987             2006
              112   Retail                           Unanchored                         45,483          1989             2004
              113   Office                           Suburban                           52,359          1987   NAP
              117   Retail                           Unanchored                         33,351          1986   NAP
              118   Industrial                       Light                              33,700          2000   NAP
              120   Industrial                       Light                              59,000   1989 / 1997   NAP
              122   Retail                           Shadow Anchored                    17,772          2001   NAP
              125   Self Storage                     Self Storage                       59,181          1991   NAP
              126   Industrial                       Flex                               16,369          1979   NAP
              127   Multifamily                      Garden                                 25          1997   NAP
              129   Retail                           Unanchored                          9,270          1960   NAP
              130   Retail                           Anchored                           18,916          1950   NAP
              131   Office                           Medical                             9,126          2007   NAP
              132   Retail                           Free Standing                       7,000          2006   NAP
              133   Retail                           Anchored                           58,962          1975   NAP
              134   Industrial                       Light                              27,000          1988   NAP

Mortgage Loan No.   Percent Leased(5)    Percent Leased as of Date(5)   Security Type(6)   Lien Position   Related Borrower List
-----------------   -----------------    ----------------------------   ----------------   -------------   ---------------------
                3               100.0%   06/28/2007                     Fee                First           NAP
                8                92.7%   05/16/2007                     Fee                First           NAP
               30                94.6%   06/07/2007                     Fee                First           NAP
               33                92.7%   06/28/2007                     Fee                First           33, 58
               37                95.3%   05/17/2007                     Leasehold          First           NAP
               42                90.5%   05/17/2007                     Fee                First           NAP
               46                94.1%   06/26/2007                     Fee                First           NAP
               47                87.5%   04/24/2007                     Fee                First           NAP
               53               100.0%   05/29/2007                     Fee                First           NAP
               58                89.6%   06/28/2007                     Fee                First           33, 58
               59               100.0%   06/12/2007                     Fee                First           NAP
               66                65.3%   03/23/2007                     Fee                First           NAP
               80               100.0%   05/18/2007                     Fee                First           NAP
               83               100.0%   07/19/2007                     Fee                First           NAP
               89               100.0%   06/04/2007                     Fee                First           NAP

               90               100.0%   06/29/2007                     Fee                First           NAP
               90               100.0%   06/29/2007                     Fee                First           NAP
               90               100.0%   06/29/2007                     Fee                First           NAP
               90               100.0%   06/29/2007                     Fee                First           NAP
               94               100.0%   06/20/2007                     Fee                First           NAP
               96                97.4%   06/05/2007                     Fee                First           NAP
               98               100.0%   05/29/2007                     Fee                First           NAP
              101               100.0%   06/27/2007                     Fee                First           NAP
              102                92.2%   06/25/2007                     Fee                First           NAP
              104                95.2%   06/20/2007                     Fee                First           NAP
              108                99.2%   06/13/2007                     Fee                First           NAP
              111               100.0%   06/07/2007                     Fee                First           NAP
              112               100.0%   05/30/2007                     Fee                First           NAP
              113               100.0%   03/01/2007                     Fee                First           NAP
              117                90.2%   06/11/2007                     Fee                First           NAP
              118                76.3%   06/14/2007                     Fee                First           NAP
              120               100.0%   06/06/2007                     Fee                First           NAP
              122               100.0%   06/08/2007                     Fee                First           NAP
              125                79.1%   04/06/2007                     Fee                First           NAP
              126               100.0%   06/28/2007                     Fee                First           NAP
              127               100.0%   06/06/2007                     Fee                First           NAP
              129                78.4%   05/01/2007                     Fee                First           NAP
              130                91.8%   03/22/2007                     Fee                First           NAP
              131               100.0%   07/03/2007                     Fee                First           NAP
              132               100.0%   06/11/2007                     Fee                First           NAP
              133                80.6%   06/22/2007                     Fee                First           NAP
              134               100.0%   06/12/2007                     Fee                First           NAP

Mortgage Loan No.   Cut-Off Date Balance per Unit or SF   Note Date    First Payment Date (P&I)   First Payment Date (IO)
-----------------   -----------------------------------   ----------   ------------------------   -----------------------
                3                                  $230   06/28/2007   NAP                        08/01/2007
                8                                  $124   05/16/2007   NAP                        07/01/2007
               30                               $64,286   06/07/2007   NAP                        08/01/2007
               33                               $77,500   06/28/2007   08/01/2012                 08/01/2007
               37                                  $152   05/17/2007   07/01/2012                 07/01/2007
               42                               $39,013   05/17/2007   07/01/2013                 07/01/2007
               46                                  $211   06/27/2007   08/01/2010                 08/01/2007
               47                                  $127   05/18/2007   07/01/2009                 07/01/2007
               53                                   $90   05/29/2007   07/01/2007                 NAP
               58                               $62,778   06/28/2007   08/01/2012                 08/01/2007
               59                                   $88   06/12/2007   08/01/2011                 08/01/2007
               66                               $59,800   05/30/2007   08/01/2007                 NAP
               80                                  $304   06/01/2007   08/01/2007                 NAP
               83                                  $112   07/19/2007   09/01/2007                 NAP
               89                                  $124   06/04/2007   08/01/2007                 NAP
                                                          06/29/2007   08/01/2012                 08/01/2007
               90                                  $580   06/29/2007   08/01/2012                 08/01/2007
               90                                  $580   06/29/2007   08/01/2012                 08/01/2007
               90                                  $580   06/29/2007   08/01/2012                 08/01/2007
               90                                  $580   06/29/2007   08/01/2012                 08/01/2007
               94                                   $69   06/20/2007   08/01/2007                 NAP
               96                               $44,737   06/05/2007   08/01/2009                 08/01/2007
               98                                  $306   06/07/2007   08/01/2007                 NAP
              101                                   $74   06/27/2007   08/01/2007                 NAP
              102                               $31,346   06/25/2007   08/01/2007                 NAP
              104                                  $123   06/20/2007   08/01/2009                 08/01/2007
              108                                   $62   06/13/2007   08/01/2007                 NAP
              111                                   $40   06/07/2007   08/01/2007                 NAP
              112                                   $64   06/01/2007   07/01/2007                 NAP
              113                                   $55   03/01/2007   05/01/2007                 NAP
              117                                   $82   06/11/2007   08/01/2007                 NAP
              118                                   $77   06/22/2007   08/01/2009                 08/01/2007
              120                                   $42   06/06/2007   08/01/2007                 NAP
              122                                  $129   06/08/2007   08/01/2012                 08/01/2007
              125                                   $33   04/06/2007   06/01/2007                 NAP
              126                                  $107   06/28/2007   08/01/2007                 NAP
              127                               $68,000   06/06/2007   08/01/2012                 08/01/2007
              129                                  $156   05/01/2007   07/01/2007                 NAP
              130                                   $75   03/22/2007   05/01/2007                 NAP
              131                                  $142   07/03/2007   09/01/2007                 NAP
              132                                  $168   06/18/2007   08/01/2007                 NAP
              133                                   $18   06/22/2007   08/01/2007                 NAP
              134                                   $37   06/12/2007   08/01/2007                 NAP

Mortgage Loan No.   Maturity Date   Due Date   Grace Period(7)                    ARD Loan   Lockbox Status   Lockbox Type
-----------------   -------------   --------   --------------------------------   --------   --------------   ------------
                3   07/01/2017             1                                  0   No         In-Place         Hard
                8   06/01/2017             1                                  0   No         In-Place         Hard
               30   07/01/2017             1                                  0   No         None             NAP
               33   07/01/2017             1                                  0   No         None             NAP
               37   06/01/2017             1                                  0   No         None             NAP
               42   06/01/2017             1                                  2   No         None             NAP
               46   07/01/2017             1                                  0   No         None             NAP
               47   06/01/2017             1                                  0   No         None             NAP
               53   06/01/2022             1                                  0   No         None             NAP
               58   07/01/2017             1                                  0   No         None             NAP
               59   07/01/2017             1    5 once per calendar year then 0   Yes        None             NAP
               66   07/01/2022             1                                  0   No         In-Place         Hard
               80   07/01/2017             1                                  0   Yes        None             NAP
               83   08/01/2017             1                                  0   Yes        None             NAP
               89   07/01/2017             1                                  0   No         None             NAP
                    07/01/2017                                                               None             NAP
               90   07/01/2017             1                                  0   No         None             NAP
               90   07/01/2017             1                                  0   No         None             NAP
               90   07/01/2017             1                                  0   No         None             NAP
               90   07/01/2017             1                                  0   No         None             NAP
               94   07/01/2017             1                                  0   No         None             NAP
               96   07/01/2017             1                                  0   No         None             NAP
               98   07/01/2017             1                                  0   No         None             NAP
              101   07/01/2017             1                                  0   Yes        None             NAP
              102   07/01/2017             1                                  0   No         None             NAP
              104   07/01/2012             1                                  0   No         None             NAP
              108   07/01/2017             1                                  0   No         None             NAP
              111   07/01/2017             1                                  0   No         None             NAP
              112   06/01/2017             1                                  0   No         None             NAP
              113   04/01/2022             1                                  0   No         None             NAP
              117   07/01/2027             1                                  2   No         None             NAP
              118   07/01/2017             1                                  0   No         None             NAP
              120   07/01/2017             1                                 15   Yes        None             NAP
              122   07/01/2017             1                                  0   No         None             NAP
              125   05/01/2022             1                                  0   No         None             NAP
              126   07/01/2017             1                                  0   No         None             NAP
              127   07/01/2017             1                                  0   No         None             NAP
              129   06/01/2027             1                                  0   No         None             NAP
              130   04/01/2019             1                                  0   No         None             NAP
              131   08/01/2017             1                                  0   No         None             NAP
              132   07/01/2017             1                                  0   Yes        None             NAP
              133   07/01/2017             1                                 15   No         None             NAP
              134   07/01/2017             1                                  0   No         None             NAP

Mortgage Loan No.   Original Term to Maturity   Remaining Term to Maturity   Original Amort. Term(8)   Remaining Amort. Term
-----------------   -------------------------   --------------------------   -----------------------   ---------------------
                3                         120                          119   IO                        IO
                8                         120                          118   IO                        IO
               30                         120                          119   IO                        IO
               33                         120                          119                       360                     360
               37                         120                          118                       300                     300
               42                         120                          118                       360                     360
               46                         120                          119                       360                     360
               47                         120                          118                       360                     360
               53                         180                          178                       180                     178
               58                         120                          119                       360                     360
               59                         120                          119                       360                     360
               66                         180                          179                       180                     179
               80                         120                          119                       360                     359
               83                         120                          120                       360                     360
               89                         120                          119                       360                     359
                                          120                          119                       300                     300
               90                         120                          119                       300                     300
               90                         120                          119                       300                     300
               90                         120                          119                       300                     300
               90                         120                          119                       300                     300
               94                         120                          119                       360                     359
               96                         120                          119                       360                     360
               98                         120                          119                       360                     359
              101                         120                          119                       360                     359
              102                         120                          119                       360                     359
              104                          60                           59                       360                     360
              108                         120                          119                       360                     359
              111                         120                          119                       360                     359
              112                         120                          118                       360                     358
              113                         180                          176                       180                     176
              117                         240                          239                       240                     239
              118                         120                          119                       360                     360
              120                         120                          119                       360                     359
              122                         120                          119                       360                     360
              125                         180                          177                       180                     177
              126                         120                          119                       360                     359
              127                         120                          119                       360                     360
              129                         240                          238                       240                     238
              130                         144                          140                       144                     140
              131                         120                          120                       360                     360
              132                         120                          119                       300                     299
              133                         120                          119                       360                     359
              134                         120                          119                       360                     359

Mortgage Loan No.   Mortgage Rate(9)    Monthly Payment (P&I)(9)   Monthly Payment (IO)(9)   Third Most Recent NOI
-----------------   ----------------    ------------------------   -----------------------   ----------------------
                3              6.345%   NAP                                    $857,750.00   NAP
                8              5.770%   NAP                                    $375,383.91               $6,049,866
               30              5.630%   NAP                                     $85,622.92   NAP
               33              5.900%                 $88,258.71                $74,176.11               $1,020,372
               37              5.680%                 $84,359.24                $64,787.50   NAP
               42              5.760%                 $69,287.10                $57,718.67               $1,091,433
               46              6.150%                 $64,243.11                $54,793.72   NAP
               47              5.680%                 $60,809.03                $50,390.28   NAP
               53              5.650%                 $83,331.56   NAP                                   $1,416,646
               58              6.000%                 $54,199.37                $45,827.78                 $719,113
               59              6.820%                 $52,869.90                $52,090.91                 $818,787
               66              5.830%                 $65,106.60   NAP                                   $1,432,404
               80              6.040%                 $27,456.88   NAP                       NAP
               83              6.290%                 $27,206.13   NAP                       NAP
               89              5.530%                 $22,786.91   NAP                                     $729,145
                               5.920%                 $24,617.67                $19,257.13
               90              5.920%                  $7,481.21                 $5,852.16   NAP
               90              5.920%                  $6,458.14                 $5,051.87   NAP
               90              5.920%                  $5,582.14                 $4,366.62   NAP
               90              5.920%                  $5,096.18                 $3,986.48   NAP
               94              5.830%                 $20,250.07   NAP                       NAP
               96              6.060%                 $20,516.06                $17,408.47                 $772,522
               98              5.800%                 $19,949.60   NAP                       NAP
              101              5.990%                 $19,464.50   NAP                       NAP
              102              5.900%                 $18,980.37   NAP                                     $201,734
              104              6.030%                 $18,645.90                $15,793.85                 $261,211
              108              5.840%                 $17,679.08   NAP                       NAP
              111              5.700%                 $16,831.61   NAP                                     $526,214
              112              6.030%                 $17,442.94   NAP                                     $387,388
              113              5.920%                 $24,346.68   NAP                                     $438,720
              117              6.220%                 $20,052.47   NAP                                     $319,587
              118              6.020%                 $15,621.76                $13,224.49   NAP
              120              5.810%                 $14,684.75   NAP                       NAP
              122              5.950%                 $13,715.81                $11,562.56                 $290,709
              125              5.830%                 $16,694.00   NAP                                     $401,414
              126              5.990%                 $10,480.89   NAP                       NAP
              127              5.980%                 $10,170.51                 $8,589.33   NAP
              129              6.410%                 $10,734.12   NAP                                     $158,923
              130              6.280%                 $14,360.83   NAP                                     $275,286
              131              6.050%                  $7,836.00   NAP                       NAP
              132              6.110%                  $7,682.30   NAP                       NAP
              133              6.110%                  $6,551.72   NAP                                      $97,684
              134              6.070%                  $6,040.58   NAP                                     $171,363

Mortgage Loan No.   Third Most Recent NOI End Date   Second Most Recent NOI   Second Most Recent NOI End Date   Most Recent NOI
-----------------   ------------------------------   ----------------------   -------------------------------   ---------------
                3   NAP                                          $8,291,513   12/31/2005                            $11,833,371
                8   12/31/2004                                   $5,791,220   12/31/2005                             $5,235,348
               30   NAP                              NAP                      NAP                                    $1,473,964
               33   12/31/2004                                   $1,081,982   12/31/2005                             $1,211,644
               37   NAP                              NAP                      NAP                                    $1,317,731
               42   12/31/2004                                   $1,115,318   12/31/2005                             $1,110,697
               46   NAP                                            $903,163   12/31/2005                               $915,227
               47   NAP                              NAP                      NAP                                      $722,715
               53   12/31/2004                                   $1,517,657   12/31/2005                             $1,545,912
               58   12/31/2004                                     $649,791   12/31/2005                               $768,521
               59   12/31/2004                                     $856,044   12/31/2005                               $919,941
               66   12/31/2005                                   $1,461,822   12/31/2006                             $1,579,463
               80   NAP                              NAP                      NAP                                      $396,369
               83   NAP                              NAP                      NAP                               NAP
               89   12/31/2004                                     $677,421   12/31/2005                               $736,923

               90   NAP                              NAP                      NAP                               NAP
               90   NAP                              NAP                      NAP                               NAP
               90   NAP                              NAP                      NAP                               NAP
               90   NAP                              NAP                      NAP                               NAP
               94   NAP                              NAP                      NAP                               NAP
               96   12/31/2004                                     $783,563   12/31/2005                               $764,913
               98   NAP                              NAP                      NAP                               NAP
              101   NAP                              NAP                      NAP                               NAP
              102   12/31/2004                                     $229,173   12/31/2005                               $251,119
              104   12/31/2004                                     $283,840   12/31/2005                               $279,633
              108   NAP                              NAP                      NAP                               NAP
              111   12/31/2004                                     $641,295   12/31/2005                               $517,885
              112   12/31/2004                                     $394,422   12/31/2005                               $414,189
              113   12/31/2004                                     $585,611   12/31/2005                               $450,630
              117   12/31/2004                                     $317,703   12/31/2005                               $295,125
              118   NAP                              NAP                      NAP                               NAP
              120   NAP                              NAP                      NAP                               NAP
              122   12/31/2004                                     $271,820   12/31/2005                               $271,062
              125   12/31/2004                                     $369,679   12/31/2005                               $345,230
              126   NAP                                            $155,542   12/31/2005                               $121,868
              127   NAP                                            $218,593   12/31/2005                               $171,948
              129   12/31/2004                                     $160,048   12/31/2005                               $183,954
              130   12/31/2004                                     $294,701   12/31/2005                               $332,751
              131   NAP                              NAP                      NAP                               NAP
              132   NAP                              NAP                      NAP                               NAP
              133   12/31/2004                                      $69,385   12/31/2005                               $139,010
              134   12/31/2004                                     $184,681   12/31/2005                               $194,929

Mortgage Loan No.   Most Recent NOI End Date   Underwritten EGI   Underwritten Expenses   Underwritable NOI   Underwritten Reserves
-----------------   ------------------------   ----------------   ---------------------   -----------------   ---------------------
                3   12/31/2006                      $23,477,065              $9,937,450         $13,539,615                $835,709
                8   12/31/2006                      $11,342,092              $4,327,724          $7,014,368                $747,672
               30   12/31/2006                       $2,389,476                $803,480          $1,585,996                 $70,000
               33   12/31/2006                       $1,919,721                $639,575          $1,280,146                 $57,600
               37   12/31/2005                       $1,843,886                $523,581          $1,320,305                $106,734
               42   12/31/2006                       $1,962,260                $869,490          $1,092,770                $117,648
               46   12/31/2006                       $1,377,427                $409,671            $967,756                 $71,393
               47   12/31/2006                       $1,497,108                $578,921            $918,187                  $8,040
               53   12/31/2006                       $1,848,440                $376,323          $1,472,117                 $99,571
               58   12/31/2006                       $1,360,150                $569,391            $790,758                 $43,200
               59   12/31/2006                         $978,878                $160,917            $817,961                 $35,802
               66   T-12 (04/30/2007)                $3,377,868              $1,890,079          $1,487,789                $135,115
               80   12/31/2006                         $561,755                $149,098            $412,657                 $18,300
               83   NAP                                $655,890                $118,427            $537,463                 $47,075
               89   12/31/2006                         $923,367                $227,053            $696,314                 $34,548
                                                       $497,179                 $78,278            $418,900                  $7,205
               90   NAP                                $152,046                 $28,442            $123,603                  $1,859
               90   NAP                                $113,756                 $14,533             $99,223                  $1,892
               90   NAP                                $109,140                 $21,383             $87,757                    $556
               90   NAP                                $122,237                 $13,920            $108,317                  $2,898
               94   NAP                                $388,328                 $93,766            $294,562                 $15,000
               96   12/31/2006                       $1,391,101                $647,122            $743,978                 $34,276
               98   NAP                                $408,879                 $64,463            $344,416                  $7,218
              101   NAP                                $449,527                $141,686            $307,841                 $17,504
              102   12/31/2006                         $377,760                $111,837            $265,923                  $5,100
              104   12/31/2006                         $439,744                $143,054            $296,690                 $16,380
              108   NAP                                $368,904                 $86,628            $282,276                 $22,080
              111   12/31/2006                       $1,066,313                $614,241            $452,072                 $49,668
              112   12/31/2006                         $582,865                $203,583            $379,282                 $36,387
              113   12/31/2006                         $916,107                $469,800            $446,307                 $49,740
              117   12/31/2006                         $452,031                $145,294            $306,737                 $25,014
              118   NAP                                $341,963                 $75,997            $265,965                 $23,710
              120   NAP                                $311,383                 $56,197            $255,186                 $25,763
              122   12/31/2006                         $393,984                $100,019            $293,965                 $15,697
              125   12/31/2006                         $633,498                $275,708            $357,790                  $9,590
              126   12/31/2006                         $297,235                 $75,892            $221,343                 $13,259
              127   12/31/2006                         $248,854                 $81,954            $166,900                 $11,784
              129   12/31/2006                         $257,155                 $89,797            $167,358                 $10,013
              130   12/31/2006                         $411,527                 $74,857            $336,670                 $21,943
              131   NAP                                $169,499                 $39,867            $129,632                 $10,493
              132   NAP                                $133,993                 $15,065            $118,928                  $4,550
              133   12/31/2006                         $195,385                 $71,196            $124,188                 $30,070
              134   12/31/2006                         $271,100                 $62,164            $208,936                 $14,040

Mortgage Loan No.   Underwritable Cash Flow   Balloon Balance   Current Value(10)   Source of Value(10)   Valuation Date
-----------------   -----------------------   ---------------   -----------------   -------------------   --------------
                3               $12,703,906      $160,000,000        $235,500,000   Appraisal             06/01/2007
                8                $6,266,697       $77,000,000        $103,100,000   Appraisal             06/29/2007
               30                $1,515,996       $18,000,000         $23,700,000   Appraisal             05/17/2007
               33                $1,222,546       $13,920,955         $18,675,000   Appraisal             06/05/2007
               37                $1,213,571       $12,170,130         $19,275,000   Appraisal             03/08/2007
               42                  $975,122       $11,251,819         $14,875,000   Appraisal             04/20/2007
               46                  $896,363        $9,573,262         $13,600,000   Appraisal             06/11/2007
               47                  $910,147        $9,252,979         $14,300,000   Appraisal             03/12/2007
               53                $1,372,546          $211,032         $21,500,000   Appraisal             04/10/2007
               58                  $747,558        $8,468,522         $11,550,000   Appraisal             06/05/2007
               59                  $782,159        $8,300,155         $11,500,000   Appraisal             05/18/2007
               66                $1,352,674          $170,493         $15,025,000   Appraisal             04/26/2007
               80                  $394,357        $3,880,880          $7,050,000   Appraisal             05/08/2007
               83                  $490,388        $3,770,622          $7,230,000   Appraisal             07/01/2007
               89                  $661,766        $3,311,972         $10,500,000   Appraisal             04/12/2007
                                   $411,695        $3,484,241          $6,150,000
               90                  $121,744        $1,058,847          $1,700,000   Appraisal             05/25/2007
               90                   $97,331          $914,048          $1,500,000   Appraisal             05/24/2007
               90                   $87,201          $790,063          $1,300,000   Appraisal             05/24/2007
               90                  $105,419          $721,283          $1,650,000   Appraisal             05/14/2007
               94                  $279,562        $2,909,633          $4,400,000   Appraisal             05/30/2007
               96                  $709,702        $3,022,835          $9,750,000   Appraisal             03/20/2007
               98                  $337,198        $2,873,229          $4,900,000   Appraisal             04/17/2007
              101                  $290,337        $2,761,942          $4,400,000   Appraisal             06/06/2007
              102                  $260,823        $2,712,261          $4,000,000   Appraisal             04/24/2007
              104                  $280,310        $2,991,832          $4,400,000   Appraisal             06/03/2007
              108                  $260,196        $2,538,226          $4,100,000   Appraisal             05/09/2007
              111                  $402,404        $2,443,350         $10,750,000   Appraisal             05/10/2007
              112                  $342,895        $2,466,760          $5,500,000   Appraisal             03/13/2007
              113                  $396,567           $64,185          $7,900,000   Appraisal             01/10/2007
              117                  $281,723           $91,077          $3,930,000   Appraisal             05/09/2007
              118                  $242,255        $2,309,520          $4,540,000   Appraisal             06/01/2007
              120                  $229,423        $2,113,299          $3,900,000   Appraisal             05/17/2007
              122                  $278,268        $2,153,186          $4,730,000   Appraisal             05/11/2007
              125                  $348,200           $43,805          $6,200,000   Appraisal             03/19/2007
              126                  $208,084        $1,487,199          $4,200,000   Appraisal             05/23/2007
              127                  $155,116        $1,592,114          $2,750,000   Appraisal             05/08/2007
              129                  $157,345           $50,114          $2,100,000   Appraisal             03/06/2007
              130                  $314,727           $29,543          $5,300,000   Appraisal             02/24/2007
              131                  $119,139        $1,106,408          $2,100,000   Appraisal             07/01/2007
              132                  $114,378          $920,477          $1,600,000   Appraisal             05/10/2007
              133                   $94,118          $921,025          $1,500,000   Appraisal             05/20/2007
              134                  $194,896          $851,813          $3,600,000   Appraisal             04/12/2007

Mortgage Loan No.   Largest Tenant(11)                            Lease Expiration Date   % NSF
-----------------   -------------------------------------------   ---------------------   -----
                3   Conoco Phillips Company                       06/30/2015               40.8%
                8   Infinity Insurance Company                    08/31/2010               37.6%
               30   NAP                                           NAP                     NAP
               33   NAP                                           NAP                     NAP
               37   Palmetto Health Alliance                      11/30/2013               33.8%
               42   NAP                                           NAP                     NAP
               46   Medical Associates of West Florida            10/31/2010               30.9%
               47   NAP                                           NAP                     NAP
               53   TSA Stores, Inc.                              01/31/2013               29.0%
               58   NAP                                           NAP                     NAP
               59   GiftCertificates.com                          07/31/2010              100.0%
               66   NAP                                           NAP                     NAP
               80   Genetic Institute of Anti-Aging (GIAA), LLC   12/31/2020               50.0%
               83   IHC Health Services, Inc.                     03/31/2019               76.7%
               89   Tire Pros                                     05/31/2013               15.0%

               90   Southern King Holdings, LLC                   10/31/2026              100.0%
               90   Checkers Drive-In Restaurants, Inc.           06/30/2026              100.0%
               90   Checkers Drive-In Restaurants, Inc.           06/30/2026              100.0%
               90   Charter Food, Inc                             09/30/2021              100.0%
               94   Sixtrees USA, LTD                             06/30/2022              100.0%
               96   NAP                                           NAP                     NAP
               98   Top Kick Martial Arts                         03/31/2012               24.1%
              101   Copps Food Center                             01/06/2020              100.0%
              102   NAP                                           NAP                     NAP
              104   Realty South, Inc.                            05/31/2008               22.2%
              108   BRS                                           03/31/2019               55.4%
              111   Publix                                        11/30/2009               57.1%
              112   Department of Rehabilitative Services         11/30/2011               20.8%
              113   Titan America, LLC                            07/31/2012               51.0%
              117   NNA of Toledo, Inc.                           09/30/2008               24.6%
              118   Advanced Training                             02/15/2009               44.2%
              120   US Cotton, LLC                                12/31/2018              100.0%
              122   Pet House                                     10/31/2012               14.1%
              125   NAP                                           NAP                     NAP
              126   Haas Auto Stereo, Inc.                        06/30/2022               60.0%
              127   NAP                                           NAP                     NAP
              129   Radio Shack-Tandy Corp                        01/31/2009               22.7%
              130   Starlite Market                               10/31/2014               58.5%
              131   Bio-Medical Applications of Ge                07/31/2017              100.0%
              132   Advance Stores Company, Incorporated          07/31/2021              100.0%
              133   Food Lion                                     10/30/2009               52.5%
              134   Universal Brass, Inc                          09/30/2009               50.0%

Mortgage Loan No.   Second Largest Tenant                  Lease Expiration Date   % NSF    Third Largest Tenant
-----------------   ------------------------------------   ---------------------   -----    --------------------
                3   Calpine Central, LP                    12/13/2013               31.9%   Jones Day
                8   Textron Financial Corporation          12/31/2011               11.7%   MCI Communications Services, Inc.
               30   NAP                                    NAP                     NAP      NAP
               33   NAP                                    NAP                     NAP      NAP
               37   PHA                                    09/30/2013               20.1%   Parkridge Surgery Center LLC
               42   NAP                                    NAP                     NAP      NAP
               46   Coastal Ortropaedics                   11/30/2010                8.1%   Pasco Hernando Surgical Associates
               47   NAP                                    NAP                     NAP      NAP
               53   Circuit City Stores, Inc.              01/31/2018               26.6%   Barnes & Noble Booksellers, Inc.
               58   NAP                                    NAP                     NAP      NAP
               59   NAP                                    NAP                     NAP      NAP
               66   NAP                                    NAP                     NAP      NAP
               80   Advanced Surgical Partners, LLC        12/31/2020               50.0%   NAP
               83   Southern Utah Spine & Rehabilitation   06/30/2022               23.3%   NAP
               89   Paul's Japanese                        04/01/2013               13.4%   Golden Wrench

               90   NAP                                    NAP                     NAP      NAP
               90   NAP                                    NAP                     NAP      NAP
               90   NAP                                    NAP                     NAP      NAP
               90   NAP                                    NAP                     NAP      NAP
               94   NAP                                    NAP                     NAP      NAP
               96   NAP                                    NAP                     NAP      NAP
               98   Ledo Pizza                             10/31/2016               15.9%   Cold Stone Creamery
              101   NAP                                    NAP                     NAP      NAP
              102   NAP                                    NAP                     NAP      NAP
              104   Richard's BBQ                          12/31/2007               16.7%   Mandarin Cafe
              108   Business Archives Corp                 03/31/2012               35.4%   United Services America
              111   Blockbuster Videos                     04/04/2010                8.9%   99c Beauty Supply
              112   Blockbuster Inc                        10/31/2009               11.4%   Western Branch Jazzercise
              113   Sentara Health System                  10/15/2009               49.0%   NAP
              117   The Bagel Place, Inc.                  04/30/2012               14.4%   Household Finance Corporation II
              118   New Antioch Church                     05/31/2011               32.0%   NAP
              120   NAP                                    NAP                     NAP      NAP
              122   RPL Management                         12/31/2011               10.9%   Kitchen & Bath Showroom
              125   NAP                                    NAP                     NAP      NAP
              126   Aragon-Haas Insurance Brokers, Inc.    06/30/2022               40.0%   NAP
              127   NAP                                    NAP                     NAP      NAP
              129   Papa Johns-Houston                     08/31/2009               17.8%   Kolache Factory
              130   Los Dos Amigos                         11/30/2009               10.3%   Super Pure Water
              131   NAP                                    NAP                     NAP      NAP
              132   NAP                                    NAP                     NAP      NAP
              133   Family Dollar                          06/30/2009               14.9%   CFM Discount Furniture
              134   Pioneer Woodworking                    07/31/2010               32.2%   D&L Framing, LLC

Mortgage Loan No.   Lease Expiration Date   % NSF    Insurance Escrow in Place   Tax Escrow in Place(12)
-----------------   ---------------------   -----    -------------------------   -----------------------
                3   03/10/2019                7.8%   No                          No
                8   05/31/2008               11.0%   No                          No
               30   NAP                     NAP      Yes                         Yes
               33   NAP                     NAP      Yes                         Yes
               37   10/31/2023               15.8%   Yes                         Yes
               42   NAP                     NAP      No                          No
               46   03/31/2013                7.3%   Yes                         Yes
               47   NAP                     NAP      No                          No
               53   01/31/2014               22.5%   No                          No
               58   NAP                     NAP      Yes                         Yes
               59   NAP                     NAP      No                          Yes
               66   NAP                     NAP      No                          Yes
               80   NAP                     NAP      Yes                         Yes
               83   NAP                     NAP      Yes                         Yes
               89   06/30/2011               10.9%   Yes                         Yes

               90   NAP                     NAP      No                          No
               90   NAP                     NAP      No                          No
               90   NAP                     NAP      No                          No
               90   NAP                     NAP      No                          No
               94   NAP                     NAP      Yes                         Yes
               96   NAP                     NAP      No                          Yes
               98   05/31/2017               12.1%   Yes                         Yes
              101   NAP                     NAP      No                          No
              102   NAP                     NAP      Yes                         Yes
              104   07/31/2010               11.1%   Yes                         Yes
              108   03/31/2012                6.3%   Yes                         Yes
              111   05/31/2011                4.6%   No                          No
              112   08/31/2008                7.9%   Yes                         Yes
              113   NAP                     NAP      Yes                         Yes
              117   10/04/2011                9.4%   Yes                         Yes
              118   NAP                     NAP      Yes                         Yes
              120   NAP                     NAP      No                          No
              122   05/05/2013               10.9%   No                          No
              125   NAP                     NAP      No                          No
              126   NAP                     NAP      No                          No
              127   NAP                     NAP      Yes                         Yes
              129   10/31/2010               15.5%   Yes                         Yes
              130   03/31/2008                6.3%   No                          Yes
              131   NAP                     NAP      No                          No
              132   NAP                     NAP      No                          No
              133   08/31/2011               11.9%   No                          Yes
              134   12/31/2008               17.8%   No                          No

Mortgage Loan No.   Capital Expenditure Escrow in Place(13)   TI/LC Escrow in Place(14)   Other Escrow Description(15)
-----------------   ---------------------------------------   -------------------------   -----------------------------
                3   No                                        No                          NAP
                8   No                                        No                          NAP
               30   Yes                                       No                          NAP
               33   Yes                                       No                          NAP
               37   No                                        Yes                         NAP
               42   No                                        No                          NAP
               46   No                                        No                          NAP
               47   No                                        No                          Additional Security LOC
               53   No                                        No                          NAP
               58   Yes                                       No                          NAP
               59   No                                        Yes                         Debt Service Coverage Reserve
               66   Yes                                       No                          NAP
               80   No                                        No                          NAP
               83   No                                        No                          NAP
               89   No                                        No                          NAP

               90   No                                        No                          NAP
               90   No                                        No                          NAP
               90   No                                        No                          NAP
               90   No                                        No                          NAP
               94   No                                        No                          NAP
               96   No                                        No                          NAP
               98   No                                        Yes                         NAP
              101   No                                        No                          NAP
              102   No                                        No                          NAP
              104   No                                        Yes                         NAP
              108   No                                        Yes                         NAP
              111   No                                        No                          NAP
              112   No                                        Yes                         NAP
              113   No                                        Yes                         NAP
              117   No                                        Yes                         Additional Collateral
              118   No                                        No                          NAP
              120   No                                        No                          NAP
              122   No                                        No                          NAP
              125   No                                        No                          NAP
              126   No                                        No                          NAP
              127   No                                        No                          NAP
              129   No                                        Yes                         NAP
              130   No                                        No                          NAP
              131   No                                        No                          NAP
              132   No                                        No                          NAP
              133   No                                        No                          NAP
              134   No                                        No                          NAP

Mortgage Loan No.   Springing Escrow Description(16)   Initial Capital Expenditure Escrow Requirement(17)
-----------------   --------------------------------   --------------------------------------------------
                3   Tax, Insurance, TI/LC                                                              $0
                8   Tax, Insurance                                                                     $0
               30   NAP                                                                          $367,500
               33   NAP                                                                          $454,000
               37   TI/LC                                                                              $0
               42   NAP                                                                                $0
               46   TI/LC                                                                              $0
               47   NAP                                                                                $0
               53   NAP                                                                                $0
               58   NAP                                                                          $156,000
               59   NAP                                                                                $0
               66   NAP                                $578,000 LOC
               80   NAP                                                                                $0
               83   NAP                                                                                $0
               89   NAP                                                                                $0

               90   NAP                                                                                $0
               90   NAP                                                                                $0
               90   NAP                                                                                $0
               90   NAP                                                                                $0
               94   Other                                                                              $0
               96   NAP                                                                                $0
               98   NAP                                                                                $0
              101   NAP                                                                                $0
              102   NAP                                                                                $0
              104   NAP                                                                                $0
              108   NAP                                                                                $0
              111   NAP                                                                                $0
              112   TI/LC                                                                              $0
              113   NAP                                                                                $0
              117   NAP                                                                                $0
              118   NAP                                                                                $0
              120   TI/LC                                                                              $0
              122   NAP                                                                                $0
              125   NAP                                                                                $0
              126   NAP                                                                                $0
              127   NAP                                                                                $0
              129   NAP                                                                                $0
              130   NAP                                                                                $0
              131   TI/LC                                                                              $0
              132   NAP                                                                                $0
              133   NAP                                                                                $0
              134   NAP                                                                                $0

Mortgage Loan No.   Monthly Capital Expenditure Escrow Requirement(18)   Current Capital Expenditure Escrow Balance(19)
-----------------   --------------------------------------------------   ----------------------------------------------
                3                                                   $0                                               $0
                8                                                   $0                                               $0
               30                                                   $0                                         $368,290
               33                                               $4,000                                         $454,122
               37                                                   $0                                               $0
               42                                                   $0                                               $0
               46                                                   $0                                               $0
               47                                                   $0                                               $0
               53                                                   $0                                               $0
               58                                               $3,000                                         $156,042
               59                                                   $0                                               $0
               66                                                   $0   $578,000 LOC
               80                                                   $0                                               $0
               83                                                   $0                                               $0
               89                                                   $0                                               $0

               90                                                   $0                                               $0
               90                                                   $0                                               $0
               90                                                   $0                                               $0
               90                                                   $0                                               $0
               94                                                   $0                                               $0
               96                                                   $0                                               $0
               98                                                   $0                                               $0
              101                                                   $0                                               $0
              102                                                   $0                                               $0
              104                                                   $0                                               $0
              108                                                   $0                                               $0
              111                                                   $0                                               $0
              112                                                   $0                                               $0
              113                                                   $0                                               $0
              117                                                   $0                                               $0
              118                                                   $0                                               $0
              120                                                   $0                                               $0
              122                                                   $0                                               $0
              125                                                   $0                                               $0
              126                                                   $0                                               $0
              127                                                   $0                                               $0
              129                                                   $0                                               $0
              130                                                   $0                                               $0
              131                                                   $0                                               $0
              132                                                   $0                                               $0
              133                                                   $0                                               $0
              134                                                   $0                                               $0

Mortgage Loan No.   Initial TI/LC Escrow Requirement(20)   Monthly TI/LC Escrow Requirement(21)   Current TI/LC Escrow Balance(22)
-----------------   ------------------------------------   ------------------------------------   --------------------------------
                3                                     $0                                     $0                                 $0
                8                                     $0                                     $0                                 $0
               30                                     $0                                     $0                                 $0
               33                                     $0                                     $0                                 $0
               37                                     $0                                 $3,000                             $3,000
               42                                     $0                                     $0                                 $0
               46                                     $0                                     $0                                 $0
               47                                     $0                                     $0                                 $0
               53                                     $0                                     $0                                 $0
               58                                     $0                                     $0                                 $0
               59   $511,460 LOC                                                             $0                                 $0
               66                                     $0                                     $0                                 $0
               80                                     $0                                     $0                                 $0
               83                                     $0                                     $0                                 $0
               89                                     $0                                     $0                                 $0

               90                                     $0                                     $0                                 $0
               90                                     $0                                     $0                                 $0
               90                                     $0                                     $0                                 $0
               90                                     $0                                     $0                                 $0
               94                                     $0                                     $0                                 $0
               96                                     $0                                     $0                                 $0
               98                                $11,500                                   $850                            $11,500
              101                                     $0                                     $0                                 $0
              102                                     $0                                     $0                                 $0
              104                                $63,000                                 $1,100                            $63,053
              108                                 $1,500                                 $1,500                             $1,500
              111                                     $0                                     $0                                 $0
              112                                $60,000                                     $0                            $60,000
              113                               $250,000                                     $0                           $252,737
              117                                     $0                                   $850                                 $0
              118                                     $0                                     $0                                 $0
              120                                     $0                                     $0                                 $0
              122                                     $0                                     $0                                 $0
              125                                     $0                                     $0                                 $0
              126                                     $0                                     $0                                 $0
              127                                     $0                                     $0                                 $0
              129                                     $0                                   $750                               $750
              130                                     $0                                     $0                                 $0
              131                                     $0                                     $0                                 $0
              132                                     $0                                     $0                                 $0
              133                                     $0                                     $0                                 $0
              134                                     $0                                     $0                                 $0

                                                                                                     Prepayment Code(25)
                                                                                            ------------------------------------
Mortgage Loan No.   Environmental Insurance(23)   Interest Accrual Method   Seasoning(24)   LO   DEF   DEF/YM1   DEF/YM0.5   YM1
-----------------   ---------------------------   -----------------------   -------------   --   ---   -------   ---------   ---
                3   No                            Actual/360                            1   25              91
                8   No                            Actual/360                            2                   82          10    26
               30   No                            Actual/360                            1   25    93
               33   No                            Actual/360                            1   25    92
               37   No                            Actual/360                            2                   92                26
               42   No                            Actual/360                            2                                    116
               46   No                            Actual/360                            1   25    93
               47   No                            Actual/360                            2   26    92
               53   No                            Actual/360                            2   26   152
               58   No                            Actual/360                            1   25    92
               59   No                            Actual/360                            1   25              93
               66   No                            Actual/360                            1   25   153
               80   No                            Actual/360                            1   25                                93
               83   No                            Actual/360                            0   24    94
               89   No                            30/360                                1                                    118
                                                  Actual/360                            1   25                                93
               90   No                            Actual/360                            1   25                                93
               90   No                            Actual/360                            1   25                                93
               90   No                            Actual/360                            1   25                                93
               90   No                            Actual/360                            1   25                                93
               94   No                            Actual/360                            1   25                                93
               96   No                            Actual/360                            1                                    118
               98   No                            Actual/360                            1   25                                93
              101   No                            Actual/360                            1   25                                93
              102   No                            Actual/360                            1   25                                93
              104   No                            Actual/360                            1   25                                33
              108   No                            Actual/360                            1   25                                93
              111   No                            Actual/360                            1   25                                91
              112   No                            Actual/360                            2   26                                92
              113   No                            Actual/360                            4   28                               150
              117   No                            Actual/360                            1   25                               213
              118   No                            Actual/360                            1   25                                93
              120   No                            Actual/360                            1   25                                93
              122   No                            Actual/360                            1   25                                93
              125   No                            Actual/360                            3   27                               151
              126   No                            Actual/360                            1   25                                93
              127   No                            Actual/360                            1   25                                93
              129   No                            Actual/360                            2   26                               212
              130   No                            Actual/360                            4   28                                55
              131   No                            Actual/360                            0   24                                94
              132   No                            Actual/360                            1   25                                93
              133   No                            Actual/360                            1   25                                93
              134   No                            Actual/360                            1   25                                93

                                                                 Prepayment Code(25)
                   -------------------------------------------------------------------------------------------------------------
Mortgage Loan No.  Lesser of YM and 5%  Lesser of YM and 4%  Lesser of YM and 3%  Lesser of YM and 2%  Lesser of YM and 1%  Open
-----------------  -------------------  -------------------  -------------------  -------------------  -------------------  ----
                3                                                                                                              4
                8                                                                                                              2
               30                                                                                                              2
               33                                                                                                              3
               37                                                                                                              2
               42                                                                                                              4
               46                                                                                                              2
               47                                                                                                              2
               53                                                                                                              2
               58                                                                                                              3
               59                                                                                                              2
               66                                                                                                              2
               80                                                                                                              2
               83                                                                                                              2
               89                                                                                                              2
                                                                                                                               2
               90                                                                                                              2
               90                                                                                                              2
               90                                                                                                              2
               90                                                                                                              2
               94                                                                                                              2
               96                                                                                                              2
               98                                                                                                              2
              101                                                                                                              2
              102                                                                                                              2
              104                                                                                                              2
              108                                                                                                              2
              111                                                                                                              4
              112                                                                                                              2
              113                                                                                                              2
              117                                                                                                              2
              118                                                                                                              2
              120                                                                                                              2
              122                                                                                                              2
              125                                                                                                              2
              126                                                                                                              2
              127                                                                                                              2
              129                                                                                                              2
              130                   12                   12                   12                   12                   11     2
              131                                                                                                              2
              132                                                                                                              2
              133                                                                                                              2
              134                                                                                                              2

Mortgage Loan No.   YM Formula(26)   Administrative Cost Rate (27)   Mortgage Loan No.
-----------------   --------------   -----------------------------   -----------------
                3   B                                        3.095                   3
                8   C                                        3.095                   8
               30                                            3.095                  30
               33                                            3.095                  33
               37   B                                        3.095                  37
               42   B                                        3.095                  42
               46                                            3.095                  46
               47                                            3.095                  47
               53                                            3.095                  53
               58                                            3.095                  58
               59   B                                        3.095                  59
               66                                            3.095                  66
               80   F                                        3.095                  80
               83                                            3.095                  83
               89   F                                        3.095                  89
                                                             3.095                  90
               90   B                                        3.095
               90   B                                        3.095
               90   B                                        3.095
               90   B                                        3.095
               94   F                                        3.095                  94
               96   B                                        3.095                  96
               98   F                                        3.095                  98
              101   F                                        3.095                 101
              102   F                                        3.095                 102
              104   F                                        3.095                 104
              108   F                                        3.095                 108
              111   F                                        3.095                 111
              112   F                                        3.095                 112
              113   F                                        3.095                 113
              117   F                                        3.095                 117
              118   F                                        3.095                 118
              120   F                                        3.095                 120
              122   F                                        3.095                 122
              125   F                                        3.095                 125
              126   F                                        3.095                 126
              127   F                                        3.095                 127
              129   F                                        3.095                 129
              130   F                                        3.095                 130
              131   F                                        3.095                 131
              132   F                                        3.095                 132
              133   F                                        3.095                 133
              134   F                                        3.095                 134

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since August 1, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved].

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
             LISTED IN EXHIBIT 2 REGARDING INDIVIDUAL MORTGAGE LOANS


                            INDIVIDUAL MORTGAGE LOANS

                     Principal Commercial Funding II - IQ 15

                          Rep. No. 8 - Title Insurance

Loan No. - 755812 (210 Adrian Road)

Explanation -The property does not have an easement for ingress and egress over the adjacent private road (the private road was conveyed to Bay Area Rapid Transit (BART) in 1999 with the understanding that the road would be publicly dedicated but there is no record available that it has or will be dedicated) which connects two of the three access points to the property to public roads. The title company has issued an access endorsement insuring access over the private road and the Borrower and Guarantor are personally liable for any loss or damage to Lender arising from the failure of the Premises to have pedestrian and vehicular access to and from Millbrae Avenue and Adrian Road along all sides of the building located on the Premises.

                     Rep. No. 12 - Environmental Conditions

Loan No. - 755188 (Blair House Apartments)

Explanation - Based on a regulatory database report, a heating oil underground storage tank ("UST") was removed from the property in 1999. The borrower says that a UST has never been removed from the property. The borrower owns a property across the street and that property had a UST removed in late 1998. The borrower is speculating that the database report has incorrectly recorded the property address. The borrower is working with the township authority in an attempt to correct the records. The consultant recommends a subsurface investigation if it is ever concluded that a UST was removed from the property.

The property currently has one 10,000 gallon heating oil UST that was tested for tightness in July of 2006 by the NJDEP. The tank passed the tightness test, but based on the age of the tank, the consultant recommends that the UST be removed and replaced with an aboveground storage tank. The consultant estimated the cost for removal of the existing UST at $12,000 - $15,000. If any issues are identified during the removal of the tank, the worst case remediation costs are estimated at $300,000 - $400,000. Alan Hammer has signed the environmental indemnity and the property has a LTV of 34.9%.

Loan No. - 755965 (Sandalfoot Plaza)

Explanation - A dry cleaning operated at the property since 1982. Subsurface investigations conducted from 1997-2005 identified perchloroethylene in soil and ground water at concentrations above actionable levels. The property was accepted into the Florida Dry Cleaner Cleanup Fund in 1997 and Tetra Tech, an environmental firm, was appointed by the state to develop a remedial action plan. According to Tetra Tech, a soil vapor extraction system is ready to install and the remediation is funded, planned and approved by the Florida DEP. They estimate it will take approximately 2 years to complete. The Palm Beach County Building Department has caused a hold-up in installing the soil vapor extraction system due to a stipulation in the site plans that all mechanical equipment must be roof-mounted. Tetra Tech must now file an amendment to the site plans and receive Palm Beach County Building Department approval prior to installing this equipment. The dry cleaner continues to operate on-site, however it now uses a compliant system. Fred Frechheimer and Gordon Properties have signed the environmental indemnity and the property has a LTV of 27%.

                             Rep. No. 14 - Insurance

Loan No. 755998 (Triarch Burger King)

Explanation - The tenant, Southern King Holdings (Burger King), provides the insurance on this collateral. Loss of Rents coverage is waived on this collateral as the tenant's lease (Burger King) allows for no rental abatement or termination rights during a casualty during the loan term.

Loan No. 755998 (Triarch Taco Bell)

Explanation - The tenant, Charter Food Inc (Taco Bell), provides the insurance on this collateral. Loss of Rents coverage is waived on this collateral as the tenant's lease (Taco Bell) allows for no rental abatement or termination rights during a casualty during the loan term.

Loan No. 756027 (Roundy's Supermarket)

Explanation The tenant, Roundy's Supermarkets, Inc, provides the insurance on this collateral. Loss of Rents coverage is waived on this collateral as the tenant's lease allows for no rental abatement or termination rights during a casualty during the loan term.

                  Rep. No. 25 - Releases of Mortgaged Property

Loan No. - 755936 (ROYAL CENTRE PORTFOLIO)

Explanation -The Mortgage Loan provides that the REMIC opinion in connection with the release will be at the primary servicer of the loan's cost, not Borrower's.

                       Rep. No. 29 - Local Law Compliance

Loan No. - 755188 (Blair House Apartments)

Explanation -The property is legal non-conforming with respect to use, front/side/rear setback lines, lot area, lot width, lot depth, height, lot coverage and parking requirements. The current use as an apartment complex is a grandfathered (aka legal non-conforming) use as the property is zoned OB/Office Business and R3/Single Family Residential. The front setback requirement is 100 feet and the front setback is 18 feet, thus it encroaches by 82 feet. The current side setback requirement is 40 feet and the side setback is 35 feet, thus it encroaches by 5 feet. The current rear setback requirement is 50 feet and the side setback is 25.1 feet, thus it encroaches by 24.9 feet. The minimum lot area requirement is 174,240 sf and the actual lot area is 57,088 sf, thus the current lot area is deficient by 117,152 sf. The current lot width requirement is 300 feet and the actual lot width is 185.4 feet, thus the current lot width is deficient by 114.6 feet. The current lot depth requirement is 300 feet and the actual lot depth is 270.57 feet, thus the current lot depth is deficient by 29.43 feet. The current height requirement is 5 stories/55 feet and the actual height is 5 stories/61.25 feet, thus the current structure exceeds the height requirement by 6.25 feet. The maximum lot coverage requirement is 15% and the actual lot coverage is 33%, thus the current lot coverage exceeds the maximum lot coverage by 18%. The property requires 1.75 parking spaces per unit (1.75 times 76 units equals 133 required spaces) and there are 87 parking spaces (deficient 46 spaces). The property can be rebuilt to its current state so long as reconstruction is completed within 2 years and so long as not more than 50% of the usuable floor area is rendered unsafe or unusable or the cost of restoring the building or structure as determined by the construction code official does not exceed 75% of the value of the building or structure on the day prior to the damage or as long as it is not unsafe to allow such reconstruction. Ordinance and Law coverage was obtained. The LTV for the property is 34.9%.

Loan No. - 755708 (MidPointe Plaza)

Explanation -The property is legal non-conforming with respect to parking requirements. The property requires 122 parking spaces and there are 72 parking spaces (deficient 50 spaces). In the event of damage or destruction the property must be rebuilt to comply with current code (there is no threshold percentage). The loan documents contain language requiring borrower to paydown the loan in the event of casualty to a 1.20x debt service coverage in the event the property cannot be rebuilt to its current state due to the zoning deficiency noted above. Ordinance and Law coverage was obtained. The LTV for the property is 26.9%.

Loan No. - 755762 (The Kirby Shopping Center)

Explanation -The property is legal non-conforming with respect to the side setback and parking requirements. The current side setback requirement is 5 feet and the side setback is 4.2 feet, thus it encroaches by 0.8 feet. The property requires 37 parking spaces and there are 18 parking spaces (deficient 19 spaces). The property can be rebuilt to its current state so long as the damage does not exceed 51% of the replacement cost of the structure. The loan documents contain language requiring borrower to paydown the loan in the event of casualty to a 1.20x debt service coverage in the event the property cannot be rebuilt to its current state due to the zoning deficiencies noted above. Ordinance and Law coverage was obtained. The LTV for the property is 68.8%.

Loan No. - 755812 (210 Adrian Road)

Explanation -The property has a legal non-conforming use with respect to parking, building setback lines and lot coverage. Zoning requires 86 spaces, and the property has 32 spaces (deficient 54 spaces). In addition, the current required front setback line is 25 feet and the property has a front setback of
3.4 feet. Lastly, current maximum lot coverage requirement is 50% and per the survey, the lot coverage is 95%. The property can be restored to its existing state subject to obtaining a use permit. Per conversations with the city planning department, a use permit would be issued if a casualty was not material. Borrower and Guarantor are personally liable for any loss or damage to Lender arising from the failure of the applicable zoning authority to permit the restoration of the Premises to the condition and use existing as of the closing date. Law and Ordinance coverage was obtained.

Loan No. - 755848 (Market Pointe I)

Explanation -The property is legal non-conforming with respect to parking. Zoning requires 558 spaces, and the property has 545 spaces (deficient 13 spaces). The property can be restored to its existing state as long as restoration is initiated (as evidenced by issuance of a building permit) within 1 year of the casualty. The LTV for the property is 46.7%.

Loan No. - 755922 (Hampton Inn)

Explanation - The property is non-conforming with respect to parking requirements. The property requires 130 parking spaces and there are 125 parking spaces (deficient 5 spaces). The loan documents contain language (i) requiring borrower to comply with all zoning requirements (including the removal of the direct access drive at the NE corner of the property upon the completion of an alternative off-site access point and providing necessary cross easements; and
(ii) making the Borrower and Guarantor personally liable for any loss or damage relating to any failure to comply with all zoning requirements. Note that upon the closure of the on-site access point the borrower will be able to create 7 parking spaces in the area of the abandoned access point. Ordinance and Law coverage was obtained. The LTV for the property is 51.7%.

Loan No. - 755935 (Hanover Village MHP)

Explanation -The property is legal non-conforming with respect to use and front setback and parking requirements. The current use as a manufactured housing facility is a grandfathered (aka legal non-conforming) use as the property is zoned high density multi-family. The property has a rental house which encroaches into the current front setback by up to 16 feet. The property requires 204 parking spaces (2 spaces per mobile home lot) and there are 102 parking spaces (deficient 102 spaces). There is parking on the street in front of each lot, however these spaces can not be counted in the parking requirements. The property can be rebuilt to its current state so long as the property is deemed "repairable" (security includes 2 buildings, 100 concrete pads and streets) and reconstruction is commenced within 1 year of the date of the damage. The loan documents contain language requiring borrower to paydown the loan in the event of casualty to a 1.15x debt service coverage in the event the property cannot be rebuilt to its current state due to the zoning deficiencies noted above. Ordinance and Law coverage was obtained.

Loan No. - 755960 (720 Paularino Avenue)

Explanation -The property is legal non-conforming with respect to front setback, floor area ratio and parking requirements. The front setback requirement is 20 feet and the front setback is 19.89 feet, thus it encroaches by .11 feet. The floor area ratio requirement is 0.3 and the approximate floor area ratio is
0.6113 and thus it exceeds the requirement by 0.3113. The property requires 102 parking spaces and there are 77 parking spaces (deficient 25 spaces). The property can be rebuilt to its current state so long as the property reconstruction is commenced within 1 year of the date of the damage and carried to completion diligently and to the current floor area ratio (or less) so long as all other then-current code requirements are met (including building setback, lot coverage, building height, parking, open space and landscaping requirements). The loan is fully recourse to Borrower and Guarantor. Ordinance and Law coverage was obtained. The LTV for the property is 64.6%.

Loan No. - 755965 (Sandalfoot Plaza)

Explanation - The property is non-conforming with respect to parking requirements. The property requires 359 parking spaces and there are 355 parking spaces (deficient 4 spaces). There appears to be additional area on currently-existing hard surface to add 4 parking spaces. The property can be rebuilt to its current state so long as the damage does not exceed 30% of the current assessed value at the time of damage. The LTV for the property is 27%.

Loan No. - 755967 (20 Aquarium)

Explanation -The property is legal non-conforming with respect to side and rear setback lines, lot area and parking requirements. The current side setback requirement is 90 feet with no less than 30 feet per side and the side setback is 29 feet, thus it encroaches by 1 foot. The current rear setback requirement is 75 feet and the side setback is 34.9 feet, thus it encroaches by 40.1 feet. The minimum lot area requirement is 3 acres and the actual lot area is 2.527 acres, thus the current lot area is deficient by 0.473 acres. The property requires 30 parking spaces and there are no striped parking spaces (deficient 30 spaces). There appears to be currently-existing hard surface area to add 30 parking spaces. The property can be rebuilt to its current state so long as the property does not sustain "substantial" destruction. Ordinance and Law coverage was obtained.

Loan No. - 755975 (4125 & 4145 West Dewey Drive)

Explanation - The property is legal non-conforming with respect to parking requirements. The property requires 54 parking spaces and there are 40 parking spaces (deficient 14 spaces). There appears to be additional area on currently-existing hard surface to add 14 parking spaces. The property can be rebuilt to its current state so long as the damage does not exceed 50% of the replacement cost at the time of damage. The LTV for the property is 27.8%.

Loan No. - 755993 ( 58 Grant Avenue)

Explanation - The property is legal non-conforming with respect to parking requirements. The property requires 25 parking spaces and there are 18 parking spaces (deficient 7 spaces). In the event of partial damage or destruction the property may be rebuilt to its current state (there is no threshold percentage applicable to "partial" damage so this would be a subjective determination by the zoning administrator). The loan documents contain language requiring borrower to paydown the loan in the event of casualty to a 1.20x debt service coverage in the event the property cannot be rebuilt to its current state due to the zoning deficiency noted above.

Loan No. - 755998 (Triarch Restaurant Portfolio))

Explanation -The property is legal non-conforming with respect to violation of lot depth requirements. The current requirement is 150 feet and the property has lot depth of 110.36 feet (deficient by 39.64 feet). The property can be rebuilt to its current state no matter what the degree of casualty. Ordinance and Law coverage was obtained.

Loan No. - 756004 (Broadstone Ladera Apartments)

Explanation - The property is legal non-conforming with respect to parking requirements. The property requires 490 parking spaces and there are 453 parking spaces (deficient 37 spaces). The property can be rebuilt to its current state so long as the property reconstruction is commenced within 6 months of the date of the damage and prosecuted diligently to completion.

Loan No. - 756020 (190 Jony Drive)

Explanation -The property is legal non-conforming with respect to violation of front and rear building setback lines. The current required front setback is 35 feet and the property has a front setback of 20.3 feet (deficient by 14.7 feet). The current required rear setback is 30 feet and the property has a rear setback of 10.1 feet (deficient by 19.9 feet). Ordinance and Law coverage was obtained.

                      Rep. No. 36 - Non-Recourse Exceptions

Loan No. - 755736 (Palmetto Health Parkridge)

Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The recourse carve-outs are guaranteed by Cogdell Spencer LP, a Delaware limited partnership.

Loan No. - 755848 (Market Pointe I)

Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The recourse carve-outs are guaranteed by Hanson Industries, Inc. The LTV is 46.7%.

Loan No. - 755852 (Camden Taravue Apartments)

Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs.

Loan No. - 755936 (Royal Centre Portfolio)

Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs.

Loan No. - 756081 (717 Texas Avenue)

Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The LTV is 67.9%.

Loan No. - 756084 (Magnolia Villas Apartments)

Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The recourse carve-outs are guaranteed by Resource Real Estate Holdings, Inc., a Delaware corporation.

Loan No. - 756085 (West Wind Landing Apartments)

Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The recourse carve-outs are guaranteed by Resource Real Estate Holdings, Inc.

Loan No. - 756095 (Summit Medical Center)

Explanation -The Mortgage Loan does not have a natural person liable for any of the recourse carve-outs. The recourse carve-outs are guaranteed by Montecito Medical Investment Company, LLC.

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)

None.

                                    EXHIBIT 3

                                  BILL OF SALE

            1.    Parties. The parties to this Bill of Sale are the following:

                  Seller:     Principal Commercial Funding II, LLC
                  Purchaser:  Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. $_____ (including accrued interest).

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this __ day of August, 2007.

SELLER:                                PRINCIPAL COMMERCIAL FUNDING II, LLC


                                       BY: PRINCIPAL REAL ESTATE INVESTORS,
                                       LLC, as its Manager


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       By: _____________________________________
                                           Name:
                                           Title:


PURCHASER:                             MORGAN STANLEY CAPITAL I INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT 4

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Capmark Finance Inc.
116 Welsch Road
Horsham, Pennsylvania 19044

Centerline Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

Wells Fargo Bank, National Association
Corporate Trust Office
9062 Old Annapolis Road
Columbia, Maryland 21045-1951

                            LIMITED POWER OF ATTORNEY

            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 801 Grand Avenue, Des Moines, Iowa 50392, Attention: Patricia Bailey (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Capmark Finance Inc., having an address of 116 Welsch Road, Horsham, Pennsylvania 19044 (the "Master Servicer"), Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039,
Attention: Amy L. Dixon (the "Special Servicer"), and Wells Fargo Bank, National Association, having an address of Corporate Trust Office, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Master Servicer, the Prudential Master Servicer, the DC Hilton Special Servicer, the Special Servicer, the Trustee and the Paying Agent with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of August 2007.

Witnessed by:                          PRINCIPAL COMMERCIAL FUNDING II, LLC


___________________________            By:________________________
Print Name:                            Name:
                                       Title:


___________________________            By:________________________
Print Name:                            Name:
                                       Title:


STATE OF______________________)

COUNTY OF_____________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.


_______________________________________
Commission Expires: